POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of the Registrant, by virtue of their signatures to this Registration Statement appearing below, hereby constitute and appoint James A. Knox and Donald P.
Bellum, and each of them, with the full power of substitution, as attorney-in-fact, in their names, place and stead, to execute any and all amendments to this Registration Statement in the capacity set forth opposite their names and hereby ratify all that said attorneys-in-fact may do by virtue hereof.

     Pursuant to the requirements of the
Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the date set forth opposite their respective signatures.


Date: October 30, 1996   /s/ Donald P. Bellum
                        Donald P. Bellum, Chief Executive Officer,
                        Chairman of the Board of Directors and
                        Director

Date: October 30, 1996   /s/ John R. Haigh
                                John R. Haigh, Vice President-Intrernational
                                Investor Relations and Public Affairs

Date: Octocer 30, 1996   /s/ Paul L. Blair
                        Paul L. Blair, Vice President - Operations
                        for Latin America

Date: October 30, 1996  /s/ Dennis L. Lance
                        Dennis L. Lance, Vice President -
                        Exploration

Date:
                        Donald E. Nilson, Vice President - Finance,
                        Secretary, Chief Financial Officer

Date:
                        Paul B. Valenti, Vice President - Operations

Date: October 30, 1996   /s/ Thomas M. Smagala
                        Thomas M. Smagala, Treasurer

Date: October 30, 1996   /s/ Daniel J. Stewart
                        Daniel J. Stewart, Controller

Date:
                        George J. Allen, Director

Date: October 31, 1996    /s/ Philip S. Baker
                        Phillips S. Baker, Director

Date: October 31, 1996    /s/ James P. Geyer
                        James P. Geyer, Director

Date: October 31, 1996   /s/ Terry P. McNulty
                        Terry P. McNulty, Director

Date: October 31, 1996   /s/ Werner G. Nennecker
                        Werner G. Nennecker, Director

Date: October 30, 1996    /s/ Gregory Pusey
                        Gregory Pusey, Director

Date: October 30, 1996    /s/ Robert Scullion
                        Robert Scullion, Director